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EXHIBIT 23.1 - Consent of Igler & Dougherty, P.A.

IGLER & DOUGHERTY, P.A.
1501 Park Avenue East
Tallahassee, Florida 32301

                                     CONSENT

     We hereby consent to the references to this firm and our opinions in the Form SB-2 Registration Statement filed by PSB BancGroup, Inc. ("Company"), and any amendments thereto regarding the issuance and registration of shares of common stock by the Company.

                                                     IGLER & DOUGHERTY, P.A.


                                                     /s/ Igler & Dougherty, P.A.
                                                     ---------------------------

April 26, 2002